UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2016

ZAGG INC

(Exact name of registrant as specified in its charter)

Nevada	001-34528	20-2559624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

910 West Legacy Center Drive, Suite 500

Midvale, Utah 84047

(Address of principal executive offices)

Registrant’s telephone number, including area code: (801) 263-0699

(Former name or former address, if changed since last report)

3855 South 500 West, Suite J

Salt Lake City, Utah 84115

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 3, 2016, ZAGG Inc, a Nevada corporation (the “Company”), ZM Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), mophie inc., a California corporation (“mophie”), and Daniel Huang as representative (the “Representative”) of the mophie shareholders, warrant holders and option holders (the “Applicable Holders”), entered into a First Amendment (the “Amendment”) to that certain Agreement and Plan of Merger, dated as of February 2, 2016, by and among the Company, Merger Sub, mophie, the principal shareholders of mophie named therein, and the Representative (as so amended by the Amendment, the “Merger Agreement”).

Among other things, the Amendment (i) removes from the post-closing contingent payments payable to the Applicable Holders the settlement proceeds or collection receipts from a lawsuit involving mophie that was on appeal at the time the Merger Agreement was entered into and that was subsequently settled; (ii) confirms a reduction of the indemnity escrow amount to $2.0 million upon issuance at closing of representation and warranty insurance acceptable to the Company, mophie and the Representative, which amount will be increased by $0.5 million from the proceeds payable to the Applicable Holders from certain mophie tax refunds, a customs refund or the sale of real property located in Kalamazoo, Michigan, which otherwise would have been paid to the Applicable Holders as contingent payments; and (iii) reduces the amount of the fund established to pay certain costs and expenses incurred by the Representative in connection with the performance of his obligations under the Merger Agreement to $0.2 million.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment attached hereto as Exhibit 2.2 and incorporated herein by reference.

In addition, the information set forth under Item 2.03 of this Current Report on Form 8-K with respect to the Credit Agreement (as defined herein) is hereby incorporated into this Item 1.01 by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 3, 2016, pursuant to the terms of the previously-announced Merger Agreement, the Company completed the acquisition of mophie via the merger of Merger Sub with and into mophie, with mophie continuing as the surviving corporation (the “Merger”).

Pursuant to the terms of the Merger Agreement, as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 2, 2016, at the effective time of the Merger, each share of capital stock of mophie was cancelled and converted into the right to receive a portion of the Merger Consideration (as defined in the Merger Agreement), comprised of approximately $100.0 million of cash at closing, net of indebtedness and transaction expenses, plus certain contingent payments related to tax refunds, a customs refund, and the sale of real property located in Kalamazoo, Michigan, as well as an earnout payment (the “Earnout Consideration”) equal to 5 times mophie’s Adjusted EBITDA (as defined in the Merger Agreement) for the 12-month period commencing April 1, 2016 and ending March 31, 2017 (the “Calculation Period”), less $100.0 million (subject to certain tax adjustments, escrow payments and bonus payments to key mophie employees). The Earnout Consideration, if any, payable under the terms of the Merger Agreement will be paid by issuance of up to $5.0 million of shares of the Company’s common stock, valued as of February 2, 2016, to certain eligible Applicable Holders, and then in cash to all Applicable Holders for the remainder of the Earnout Consideration. The Earnout Consideration will be payable 15 days following final determination of mophie’s Adjusted EBITDA for the Calculation Period, and no shares of Company common stock will be distributed to any of the eligible Applicable Holders, if at all, prior to such date.

2

The Company financed the transaction using a portion of its existing cash balance and borrowings under the Credit Agreement (as defined in Item 2.03 below).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On March 8, 2016, the Company issued a press release announcing the results of operations for the year ended December 31, 2015, and made publicly available certain supplemental financial information, including commentary on results of operations from Bradley J. Holiday, Chief Financial Officer (“CFO”). The supplemental financial information is furnished with this report as Exhibit 99.1, the press release is furnished with this report as Exhibit 99.2, and the CFO commentary is furnished with this report as Exhibit 99.3. The press release also included an announcement of the completion of the Merger as described in Item 2.01.

The Registrant also held its earnings conference call on March 8, 2016.

The information contained in Item 2.02 and 9.01 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2, and 99.3 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 3, 2016, the Company entered into a Credit and Security Agreement (the “Credit Agreement”) with KeyBank National Association, as Administrative Agent, Swing Line Lender and Issuing Lender, KeyBanc Capital Markets Inc., as Joint Lead Arranger and Sole Book Runner, ZB, N.A. D/B/A Zions First National Bank, as Joint Lead Arranger, and the other lenders party thereto.

The Credit Agreement consists of a $25.0 million secured term loan facility (the “Term Loan”) and an $85.0 million secured revolving credit facility (the “Revolver” and any advances thereunder, the “Revolving Loan”), subject to certain borrowing base limitations. At the Company’s option, up to $8.5 million of the Revolver may be made available as swing line loans.  In addition, at the Company’s option, up to $7.5 million of the Revolver may be made available for the issuance of letters of credit.

The payment obligations of the Company under the Credit Agreement are guaranteed by the Company’s U.S. subsidiaries and are secured by substantially all of the existing and future personal property of the Company and its U.S. subsidiaries, a 100% pledge of the equity interests of the Company’s U.S. subsidiaries and first-tier foreign subsidiaries (other than voting equity interests in excess of 65% of any such foreign subsidiary that is a Controlled Foreign Corporation) (in each case, subject to certain exceptions).

The Term Loan initially bears interest at an annual rate, at the Company’s option, of (i) the Base Rate (as defined in the Credit Agreement) plus 1.00% or (ii) the Eurodollar Rate (as defined in the Credit Agreement) plus 2.00%.  The Revolving Loan initially bears interest at an annual rate, at the Company’s option, of (i) the Base Rate (as defined in the Credit Agreement) plus 0.50% or (ii) the Eurodollar Rate (as defined in the Credit Agreement) plus 1.50%. The Term Loan and the Revolving Loan mature March 3, 2020 and March 3, 2021, respectively, subject to early termination in the event of default.

3

In addition, the Company is required to pay a monthly commitment fee equal to 0.20% of the average daily Maximum Revolving Amount (as defined in the Credit Agreement) in effect during such month, minus the average daily Revolving Credit Exposure (exclusive of the Swing Line Exposure) (each as defined in the Credit Agreement) during such month.

Mandatory prepayments are required upon the occurrence of certain events, including, among other things and subject to certain exceptions, excess cash flow, asset sales, material recovery events, equity issuances and certain debt issuances. With respect to equity issuances, mandatory prepayments are required in an amount equal to 50% of the net cash proceeds of an offering of equity by the Company.

The Credit Agreement contains customary representations and warranties and restrictive covenants. The Credit Agreement also contains affirmative and negative covenants requiring, among other things, the Company to meet certain financial ratio tests and to provide certain information to the lenders.  The Credit Agreement also includes financial maintenance covenants that require compliance with a Leverage Ratio and a Fixed Charge Coverage Ratio (each as defined in the Credit Agreement), tested at the end of each fiscal quarter commencing with the fiscal quarter ending June 30, 2016.

The Credit Agreement also contains customary events of default. If an event of default occurs, the lenders under the Credit Agreement would be entitled to take various actions, including the acceleration of amounts due thereunder and all other actions permitted to be taken by a secured creditor.

In connection with the execution of the Credit Agreement, the Company terminated its existing credit facility with Wells Fargo Bank, National Association.

The foregoing summary is qualified in its entirety by reference to the Credit Agreement and other loan documents attached hereto as Exhibits 10.1-10.17, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K have not been included in this report, but will be filed by amendment at a later date. The Company anticipates filing the amendment prior to May 19, 2016.

(b) Pro Forma financial information.

The unaudited pro forma condensed combined financial information required by Item 9.01(b) of Form 8-K have not been included in this report, but will be filed by amendment at a later date. The Company anticipates filing the amendment prior to May 19, 2016.

4

(d) Exhibits.

The following are filed as Exhibits to this Current Report on Form 8-K:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 2, 2016, by and among ZAGG Inc, ZM Acquisition, Inc., mophie inc., the Principal Shareholders named therein, and Daniel Huang (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 2, 2016)
2.2	First Amendment to Agreement and Plan of Merger, dated as of March 3, 2016, by and among ZAGG Inc, ZM Acquisition, Inc., mophie inc. and Daniel Huang
10.1	Credit Agreement and Security Agreement, dated as of March 3, 2016, by and among ZAGG Inc, KeyBank National Association, KeyBanc Capital Markets Inc., ZB, N.A. D/B/A Zions First National Bank, and the other lenders party thereto
10.2	$30,909,090.90 Revolving Credit Note, dated March 3, 2016, by ZAGG Inc to KeyBank National Association
10.3	$27,045,454.55 Revolving Credit Note, dated March 3, 2016, by ZAGG Inc to ZB, N.A. dba Zions First National Bank
10.4	$27,045,454.55 Revolving Credit Note, dated March 3, 2016, by ZAGG Inc to JPMorgan Chase Bank, N.A.
10.5	$9,090,909.10 Term Note, dated March 3, 2016, by ZAGG Inc to KeyBank National Association
10.6	$7,954,545.45 Term Note, dated March 3, 2016, by ZAGG Inc to ZB, N.A. dba Zions First National Bank
10.7	$7,954,545.45 Term Note, dated March 3, 2016, by ZAGG Inc to JPMorgan Chase Bank, N.A.
10.8	$8,500,000.00 Swing Line Note, dated March 3, 2016, by ZAGG Inc to KeyBank National Association
10.9	Guaranty of Payment, dated as of March 3, 2016, by iFrogz Inc., ZAGG LLC, ZAGG Intellectual Property Holding Co., Inc., ZAGG Retail, Inc., mophie inc., and mophie LLC in favor of KeyBank National Association, as administrative agent, for the benefit of the administrative agent and the lenders identified therein
10.10	Security Agreement, dated as of March 3, 2016, by iFrogz Inc., ZAGG LLC, ZAGG Intellectual Property Holding Co., Inc., ZAGG Retail, Inc., mophie inc., and mophie LLC in favor of KeyBank National Association, as administrative agent, for the benefit of the administrative agent and the lenders identified therein
10.11	Pledge Agreement, dated as of March 3, 2016, by ZAGG Inc in favor of KeyBank National Association, as administrative agent, for the benefit of the administrative agent and the lenders identified therein
10.12	Pledge Agreement, dated as of March 3, 2016, by iFrogz Inc. in favor of KeyBank National Association, as administrative agent, for the benefit of the administrative agent and the lenders identified therein
10.13	Pledge Agreement, dated as of March 3, 2016, by ZAGG LLC in favor of KeyBank National Association, as administrative agent, for the benefit of the administrative agent and the lenders identified therein
10.14	Pledge Agreement, dated as of March 3, 2016, by mophie inc. in favor of KeyBank National Association, as administrative agent, for the benefit of the administrative agent and the lenders identified therein
10.15	Pledge Agreement, dated as of March 3, 2016, by mophie LLC in favor of KeyBank National Association, as administrative agent, for the benefit of the administrative agent and the lenders identified therein
10.16	Intellectual Property Security Agreement, dated as of March 3, 2016, by ZAGG Intellectual Property Holding Co., Inc. in favor of KeyBank National Association, as administrative agent, for the benefit of the administrative agent and the lenders identified therein
10.17	Intellectual Property Security Agreement, dated as of March 3, 2016, by mophie inc. in favor of KeyBank National Association, as administrative agent, for the benefit of the administrative agent and the lenders identified therein
99.1	Supplemental Financial Information for the year ended December 31, 2015
99.2	Press Release dated March 8, 2016 announcing Financial Results and completion of Merger
99.3	CFO Commentary on 2015 Financial Results

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2016	ZAGG Inc

	By:	/s/ Bradley J. Holiday
	Name:	Bradley J. Holiday
	Its:	Chief Financial Officer

6

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 2, 2016, by and among ZAGG Inc, ZM Acquisition, Inc., mophie inc., the Principal Shareholders named therein, and Daniel Huang (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 2, 2016)
2.2	First Amendment to Agreement and Plan of Merger, dated as of March 3, 2016, by and among ZAGG Inc, ZM Acquisition, Inc., mophie inc. and Daniel Huang
10.1	Credit Agreement and Security Agreement, dated as of March 3, 2016, by and among ZAGG Inc, KeyBank National Association, KeyBanc Capital Markets Inc., ZB, N.A. D/B/A Zions First National Bank, and the other lenders party thereto
10.2	$30,909,090.90 Revolving Credit Note, dated March 3, 2016, by ZAGG Inc to KeyBank National Association
10.3	$27,045,454.55 Revolving Credit Note, dated March 3, 2016, by ZAGG Inc to ZB, N.A. dba Zions First National Bank
10.4	$27,045,454.55 Revolving Credit Note, dated March 3, 2016, by ZAGG Inc to JPMorgan Chase Bank, N.A.
10.5	$9,090,909.10 Term Note, dated March 3, 2016, by ZAGG Inc to KeyBank National Association
10.6	$7,954,545.45 Term Note, dated March 3, 2016, by ZAGG Inc to ZB, N.A. dba Zions First National Bank
10.7	$7,954,545.45 Term Note, dated March 3, 2016, by ZAGG Inc to JPMorgan Chase Bank, N.A.
10.8	$8,500,000.00 Swing Line Note, dated March 3, 2016, by ZAGG Inc to KeyBank National Association
10.9	Guaranty of Payment, dated as of March 3, 2016, by iFrogz Inc., ZAGG LLC, ZAGG Intellectual Property Holding Co., Inc., ZAGG Retail, Inc., mophie inc., and mophie LLC in favor of KeyBank National Association, as administrative agent, for the benefit of the administrative agent and the lenders identified therein
10.10	Security Agreement, dated as of March 3, 2016, by iFrogz Inc., ZAGG LLC, ZAGG Intellectual Property Holding Co., Inc., ZAGG Retail, Inc., mophie inc., and mophie LLC in favor of KeyBank National Association, as administrative agent, for the benefit of the administrative agent and the lenders identified therein
10.11	Pledge Agreement, dated as of March 3, 2016, by ZAGG Inc in favor of KeyBank National Association, as administrative agent, for the benefit of the administrative agent and the lenders identified therein
10.12	Pledge Agreement, dated as of March 3, 2016, by iFrogz Inc. in favor of KeyBank National Association, as administrative agent, for the benefit of the administrative agent and the lenders identified therein
10.13	Pledge Agreement, dated as of March 3, 2016, by ZAGG LLC in favor of KeyBank National Association, as administrative agent, for the benefit of the administrative agent and the lenders identified therein
10.14	Pledge Agreement, dated as of March 3, 2016, by mophie inc. in favor of KeyBank National Association, as administrative agent, for the benefit of the administrative agent and the lenders identified therein
10.15	Pledge Agreement, dated as of March 3, 2016, by mophie LLC in favor of KeyBank National Association, as administrative agent, for the benefit of the administrative agent and the lenders identified therein
10.16	Intellectual Property Security Agreement, dated as of March 3, 2016, by ZAGG Intellectual Property Holding Co., Inc. in favor of KeyBank National Association, as administrative agent, for the benefit of the administrative agent and the lenders identified therein
10.17	Intellectual Property Security Agreement, dated as of March 3, 2016, by mophie inc. in favor of KeyBank National Association, as administrative agent, for the benefit of the administrative agent and the lenders identified therein
99.1	Supplemental Financial Information for the year ended December 31, 2015
99.2	Press Release dated March 8, 2016 announcing Financial Results and completion of Merger
99.3	CFO Commentary on 2015 Financial Results

7